EXHIBIT 10.25A

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (which, together with all extensions and renewals hereof, all modifications and amendments hereto, and all substitutions and replacements herefor, is hereinafter referred to as the "Agreement"), is dated as of April 25, 2008, and is made and entered into by and among THE DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio (the "Director"), whose mailing address is 77 South High Street, P.O. Box 1001, Columbus, Ohio 43216-1001 (Attention: Loan Servicing), and whose telecopier number is (614) 644-1789, THELMA GAULT (the "Lender"), an individual whose mailing address is 91 Shelby Street, Eminence, Kentucky 40019, and whose telecopier number is (502) 845-5653, and TEE GUITAMMER COMPANY, an Ohio corporation (the "Company"), whose mailing address is 6117 Maxtown Road, Westerville, Ohio 43082 (Attention: Mark A. Luden, President & CEO), and whose telecopier number is (815) 346-9532.

RECITALS:

WHEREAS, the Director has agreed to make a loan to the Company in the maximum principal amount of $1,083,951 (the "State Loan"), which loan is to be secured by, among other things, a security interest in the property described in Exhibit A hereto (the "Collateral") and is to be evidenced by a Loan Agreement dated as of April 25, 2008 between the Director and the Company (the "Director Loan Agreement"; and together with all other documents or instruments evidencing or securing the State Loan hereinafter collectively referred to as the "State Loan Documents"); and

WHEREAS, the Lender has made a loan to the Company in the principal amount of $800,000 (the "Lender Loan"), which loan is secured by, among other things, a security interest in the Collateral and is evidenced by a Promissory Note dated as of January 31, 2008 between the Lender and the Company (the "Lender Note"; and together with all other documents or instruments evidencing or securing the Lender Loan hereinafter collectively referred to as the "Lender Loan Documents"); and

WHEREAS, the Director and the Lender wish to enter into this Agreement for the purpose of setting forth certain agreements between themselves with respect to the matters set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Director and the Lender hereby covenant and agree as follows:

1.            Incorporation of Recitals. The Recitals to this Agreement are incorporated herein by this reference.

2.            Definitions. "Hereof;" "herein," "hereunder" and "hereto" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, paragraph, item, exhibit, and schedule references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural and vice versa unless other specified.

3.             Shared Lien and Security Interest. Irrespective of (a) the time, order or method of attachment or perfection of the respective security interests and/or other liens granted to the Director or the Lender in or on any or all of the property or assets of the Company, including the Collateral, (b) the time or manner of the filing of their respective financing statements, (c) the possession of any portion of the Collateral, (d) the dating, execution or delivery of any agreement granting to the Director or to the Lender any security interests and/or other liens in or on any or all of the assets and/or property of the Company, including the Collateral, (e) the giving of notice or the failing to give notice of any of the above, and (f) any provision of law to the contrary, the Director and the Lender shall share a first lien priority position concerning the Collateral, and their respective security interests in the Collateral shall rank pari passu with respect thereto. Any funds advanced subsequent to the date hereof (a "Future Advance") by the Lender to the Company pursuant to the Lender Loan Documents shall be subordinate to the State Loan and any lien securing a Future Advance shall be subordinate to the lien securing the State Loan.

4.             Action to Be Taken Upon Occurrence of Event of Default. Under the terms of the State Loan Documents and the Lender Loan Documents, the occurrence and continuance of an event of default under either the State Loan Documents or the Lender Loan Documents constitutes an event of default under all such State Loan Documents and Lender Loan Documents. The Lender and the Director agree that, upon the occurrence of an event of default under any such document, the Director and the Lender shall immediately consult in good faith with one another in an attempt to agree upon a mutually acceptable course of conduct including, but not limited to, actions to be taken with respect to the Collateral. In the event that the Director and the Lender are unable to so agree, then the Director or the Lender may proceed to take action in accordance with the remedies available to them in the State Loan Documents and the Lender Loan Documents, respectively, for the mutual benefit of each in accordance with Section 5 hereof.

5.             Pro Rata Sharing. If, following the occurrence of an event of default by the Company, amounts owing or to become owing under the State Loan Documents or the Lender Loan Documents are accelerated, or any foreclosure, sale, or other disposition or liquidation proceedings concerning the Collateral are commenced by either the Director or the Lender, all payments or amounts realized or received thereafter by the Director or the Lender, which payments or amounts are secured by or derived from the Collateral, shall be shared by the Director and the Lender on a pro rata basis in accordance with the respective principal amounts of their obligations then outstanding. In the event that either the Director or the Lender shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company of any subordinated obligation before the Director and the Lender are paid in full, then such payment or distribution shall be received and held by the Director or the Lender for the benefit of the other, to the extent of the pro rata interest therein of the other party.

6.             Insurance and Eminent Domain Proceeds. To the extent permitted under the State Loan Documents and the Lender Loan Documents, the Director and the Lender will attempt to have all insurance and eminent domain proceeds, if any, with respect to the Collateral made payable jointly to the Director and the Lender, but if payment shall be made to one of the parties to this Agreement, such party will hold the proceeds in trust for the mutual benefit of the other party pending application in accordance with this Agreement, the State Loan Documents and the Lender Loan Documents. Whenever pursuant to the State Loan Documents, the Lender Loan Documents or this Agreement a procedure for the Director or the Lender to disburse such proceeds is required, the Director and the Lender agree to cooperate with each other in good faith in establishing a mutually acceptable procedure consistent with the provisions thereof and hereof. The Director and the Lender each acknowledge that under the State Loan Documents and the Lender Loan Documents, respectively, they have, under certain circumstances, the right to determine whether such proceeds should be applied to reduce the obligations owing to them. If any such proceeds are so applied, such proceeds will be subject to sharing in the same manner as other proceeds of the Collateral.

7.            Modification of Loan Documents and this Agreement. Neither the Director nor the Lender shall enter into any modification, amendment or alteration of its respective loan documents which changes the amount of the State Loan or Lender Loan or which changes the payment schedule for the State Loan or Lender Loan without prior written consent of the other party. This Agreement may not be amended or supplemented except by an instrument in writing executed by the Director and the Lender.

8.            Prepayments. Subject to the terms hereof, the Director and the Lender shall be entitled to receive and retain all scheduled payments to be made to the Director and the Lender by the Company under the State Loan Documents and the Lender Loan Documents respectively. The Company agrees not to make partial payments or prepayments on either the State Loan or the Lender Loan without prior written consent of the Director and the Lender.

9.            Notices. The Lender and the Director shall deliver to the other (a) as soon as practicable after receipt thereof, any notice which it receives in connection with the loan obligations owed to it by the Company, (b) prompt notice of any fact or occurrence, excluding lapse of time but including such things as any purported transfer or removal from the State of Ohio of all or any part of the Collateral, which may impair the priority of the parties shared lien or the perfection of their respective security interests in the Collateral, and (c) at least ten (10) days' prior written notice of any action either of them proposes to undertake under the last sentence of Section 4 hereof or otherwise with respect to the Collateral.

10.            Method of Notification. All notices made or required to be given to any party hereto pursuant to this Agreement shall be in writing and shall be sent to the address appearing in the preamble to this Agreement by regular U.S. mail, telecopier or overnight courier service. Each of the parties hereto may change its address for service of notice by giving a notice complying with this Section 10 to the other parties hereto.

11.            Termination of Obligations. This Agreement shall automatically terminate upon payment in full of all obligations of the Company to either the Director under the State Loan Documents or the Lender under the Lender Loan Documents; provided, however, that if all or any part of any payment by the Company to the Director or the Lender is thereafter invalidated or set aside or required to be repaid to any person in any bankruptcy or other proceeding, then this Agreement shall be renewed as of such date and shall thereafter continue in full force and effect to the extent of the obligations so invalidated, set aside or repaid. Upon any such termination, all financing statements and liens applicable to the satisfied obligations shall be terminated by the appropriate party (and this obligation shall survive any termination of this Agreement).

12.            Consents Amendments and Waivers. No amendment, waiver, or consent of any provision of this Agreement shall be effective unless in writing and signed by the Director and the Lender. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the Company to either party in any other respect at any other time.

13.            Assignment and Parties in Interest. This Agreement may not be assigned by any party without the advance written consent of the other party hereto. All terms of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Director and the Lender.

14.            No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Director and the Lender and is not intended to grant any rights, benefits or defenses to or for the benefit of any other person whatsoever. The parties agree that the Company is signing this Agreement solely for the purpose of consenting to and acknowledging the rights and obligations of the Director and the Lender. The Company shall have no rights hereunder.

15.            Reservation of Security Interests as Against Third Parties. Nothing contained herein is intended to affect or limit in any way the security interests and/or other liens each of the parties hereto has in any and/or all of the property and assets of the Company, whether tangible or intangible, insofar as the Company and third parties are concerned. The parties hereto specifically reserve all respective security interests and/or other liens and rights to assert such security interests and/or other liens as against the Company and third parties.

16.            Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

17.            Applicable Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except for applicable federal law and except as otherwise required by rules of Ohio law that mandate the application of the laws of another forum. This Agreement shall be venued in Franklin County, Ohio, and all of the parties and the Company acknowledge and consent to the jurisdiction of the courts located in such county.

18.            Severability. If any provision of this Agreement, or any term, condition, covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, such determination shall not affect any other provision, term, condition, covenant, obligation or agreement, each of which shall be construed and enforced as if such invalid or unenforceable portion were not contained herein. Such invalidity or -anenforceability shall not affect any valid and enforceable application thereof, and each such provision, term, condition, covenant, obligation or agreement, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

19.            Integration and Controlling Effect. This Agreement sets forth the entire agreement between the parties hereto relating to the matters set forth herein and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and the Company relating to such matters. If any of the terms or provisions of this Agreement are determined to be in conflict with any of the provisions of the State Loan Documents or Lender Loan Documents, the terms of this Agreement shall control.

20.            Interpretation. This Agreement shall be deemed to have been prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's-length agreements.

21.            Covenants of the Director. All covenants, obligations and agreements of the Director contained in this Agreement shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future Director in other than his official capacity acting pursuant to applicable law.

22.            Counterparts. This Agreement and any amendment hereto may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed and delivered by their respective duly authorized officers as of the date first hereinabove written.

THE DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio

By:
Name:
Title:

Thelma Gault

The Guitammer Company hereby (i) acknowledges and consents to the terms and conditions of the Agreement, as this Agreement may be amended, modified, supplemented, restated or replaced from time to time, (ii) agrees to execute and deliver such other documents and instruments in connection herewith as may be requested by the Director or the Lender, in form and substance satisfactory to the Director and the Lender, and (iii) agrees to take such other action as either the Director or the Lender may request to effectuate and carry out the provisions of the Agreement. The Company further acknowledges and agrees that the provisions of the Agreement are intended to establish, and define the relative rights and obligations as among the Director and the Lender and shall not be deemed to extend or modify the obligations of the Company to the Director or the Lender.

THE GUITAMMER COMPANY

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be 'executed and delivered by their respective duly authorized officers as of the date first hereinabove written.

THE DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio

The Guitammer Company hereby (i) acknowledges and consents to the terms and conditions of the Agreement, as this Agreement may be amended, modified, stmlemented, restated or replaced from time to thee, (ii) agrees to execute and deliver :such other documents and instruments in connection hereWith as may be requested by the Director or the Lender, in form and substance satisfactory to the Director and the Lender, and (iii) agrees to take such other actions as either the Director or the Lender may request to effectuate and carry out the provisions of the Agreement. The Company further acknowledges and agrees that the provisions of the Agreement are intended to establish and define the relative rights and obligations as among the Director and the Lender and shall not be deemed to extend or modify the obligations of the Company to the Director or the Lender.

THE GUITAMMER COMPANY

EXHIBIT A

COLLATERAL

All assets of the Company, including without limitation, all Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Pledged Deposits, Software, Stock Rights and Other Collateral, wherever located, in which the Company now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, software, computer files, programs, printouts and other computer materials and records related thereto.

All capitalized tenus used in this Exhibit A shall have the meaning ascribed to such term. in the Security Agreement between the Director and the Company of even date herewith.